MONTHLY OPERATING REPORT
           Calendar Month February 1, 2002 to February 28, 2002

                     FINANCIAL BACKGROUND INFORMATION

1.     ACCOUNTING BASIS:   Cash [  ]         Accrual [X]

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

       Location: NxNetworks, Inc. 13595 Dulles Technology Drive, Herndon, VA 20171; Greg Washenko (CFO) 703-793-2059 and Jennifer Bell (Controller) 703-793-2076

3.     NUMBER OF EMPLOYEES paid during this period:  27

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period?

       Yes [  ]   No  [X].  If yes, explain below:

5.     Are all BUSINESS LICENSES current? Yes [ ]  No [X]  Not Applicable [ ]

6.     PRE-PETITION ACCOUNTS RECEIVABLE:

       Beginning Balance                $ 495,189
                                        -----------
       Collected this Period            $  36,748
       Write-offs against allowance     $   1,955
                                        -----------
       Ending Balance                   $ 456,486

7.     POST-PETITION ACCOUNTS RECEIVABLE:

       0-30 Days: $959,036 31-60 Days: $353,422 Over 61-90 Days: $196,297
       Days over 90: $61,617

       If there are any post-petition Accounts Receivable over 60 days, provide schedule AR giving a listing of such accounts and explain the delinquencies.

8.     POST-PETITION ACCOUNTS PAYABLE:

       0-30 Days: $47,084 31-60 Days:  $29,301    Over 60 Days: $128,789

       If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes [X] No [ ] Payroll tax is current but sales, property and business taxes are overdue. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

10.    ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits
       and payment of payroll and sales taxes?  Yes [X]   No [ ].  If no,
       explain: Payroll taxes were deposit to the payroll account during this period. Going forward payroll taxes will be deposited into the tax account.

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes [X] No [ ] Explain:

12.    INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

       Auto & Truck  4/01/02          Liability 4/01/02
       Fire                           Workers Comp. 4/01/02

13.    ACTIONS OF DEBTOR.  During the last month, did the debtor:

       (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
       Yes [ ]No [ ] Explain:

       (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the
       going-concern value of the assets of the debtor?  Yes [X]   No [ ]
       Explain:

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with con trol over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

       Yes [  ] No [X] Explain:

15.     PAYMENTS TO SECURED CREDITORS during reporting period:
        (Attach additional sheets, if necessary.)

Creditor       Freq. of Payments   Amount of    Next    Post Petition Payments
                 Per Contract        each     Payment         Not Made
                  (mo, qtr)         Payment     Due        Mo.       Amt.
------------------------------------------------------------------------------
None


16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:
     (Attach additional sheets, if necessary.)


      Professional                     Service       Amount
      --------------------------------------------------------
      Richard Yalen                     CEO         $18,457.17
      Brown Rudnick Freed Gemser        Attorneys   $25,000.00

17.   QUARTERLY U.S. TRUSTEE FEES paid during reporting period:   $0

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

      Dated: 3/22/02                             DEBTOR-IN-POSSESSION

Name/Title: Greg Washenko, CFO               By: /s/ Greg Washenko
                                                 -------------------------
Address: 13595 Dulles Technology Drive
         Herndon, VA 20171                   Phone:

                     UNITED STATES BANKRUPTCY COURT
                  FOR THE EASTERN DISTRICT OF VIRGINIA
                          Alexandria Division

IN re:                 )            Chapter 11
                       )            Case Number: 01-14223
                       )
                       )
         Debtor(s)     )
------------------------

                       Cash Disbursements Summary Report
                    Calendar Month Ending February 28, 2002


Total Disbursements from Operating Account
                            (See Note 1)         $383,967.35
                                                 ------------

Total Disbursements from Payroll Account
                            (See Note 2)         $104,880.58
                                                 ------------
Total Disbursements from Tax Escrow Account
                            (See Note 3)         $ 60,670.32
                                                 ------------
Total Disbursements from any other Account
                            (See Note 4)              0
                                                 ------------
Grand Total Disbursments from all Accounts       $549,518.25
                                                 ------------

Note 1 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

Note 2 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession tax escrow ac-count or other debtor-in-possession account where the disbursements will be listed on this report.

Note 3 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

Note 4 -- Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)

ATTACH A COPY OF THE MOST RECENT MONTHLY BANK STATEMENT FOR EACH DEBTOR-IN-POSSESSION ACCOUNT. (The page of the statement showing bank, account number and beginning and ending balance is sufficient.)

<
                          NX NETWORKS, INC.
                       MONTHLY OPERATING REPORT
                          INCOME STATEMENT
                    (BUSINESS DEBTOR, ACCRUAL BASIS)
            Calendar Month February 1 to February 28, 2002

                                        FEBRUARY     JANUARY      Year
                                          2002         2002      to Date
                                       ----------------------------------
SALES:
    Product Sales                      667,347       271,214      938,561
    Service Sales                      189,849       335,546      525,395
                                       ----------------------------------
                                       857,196       606,760    1,463,956
                                       ----------------------------------
COST OF SALES:
    Product Cost of Sales - materials  282,705       127,713      410,418
    Product Cost of Sales -
       manufacturing overhead           31,046        69,947      100,994
    Service Costs                       92,630        95,581      188,211
                                       ----------------------------------
                                       406,381       293,241      699,622
                                       ----------------------------------
                                       ----------------------------------
GROSS MARGIN                           450,815       313,519      764,334

OPERATING EXPENSES:
 OFFICER SALARIES (GROSS)               33,892        33,892       67,785
 OTHER EMPLOYEES SALARIES (GROSS)       74,655       123,589      198,244
 TAXES (PAYROLL: EMPLOYER'S SHARE)       8,749        16,403       25,152
 EMPLOYEE BENEFITS
   (insurance,pension etc)               7,500         7,500       15,000
 TRAVEL & ENTERTAINMENT                 11,754         3,895       15,650
 TELEPHONE                               3,861         6,330       10,192
 UTILITIES                               5,884         3,200        9,084
 OFFICE SUPPLIES                         3,335         2,066        5,402
 POSTAGE & DUPLICATION                   3,087           169        3,255
 OFFICE RENT                            13,531        13,460       26,991
 REPAIRS & MAINTENANCE                     317         3,831        4,149
 LEGAL                                  10,000        10,250       20,250
 ACCOUNTING                                 -            141          141
 MARKETING EXPENSE                         325           325          650
 TRANSFER AGENT FEE                      1,272         1,283        2,556
 INSURANCE                              33,460        33,480       66,940
 BAD DEBT EXPENSE                           -       (400,000)    (400,000)
 SALES CONTRACTORS                       4,913         4,913        9,826
 CONSULTING                             49,453        60,335      109,788
 OTHER TAX                                  12         7,171        7,182
 OTHER EXPENSES                          4,667         1,059        5,726
                                       ----------------------------------
    Total operating expense        $   270,667   $   (66,706)  $  203,961
                                       ----------------------------------

OPERATING INCOME/(LOSS)/EBITDA         180,148       380,225      560,373

DEPRECIATION                            51,526        54,725      106,252
GOODWILL AMORTIZATION                   16,125        16,125       32,250
  ESTIMATED LOSS ON FOREIGN SUBS
  LIQUIDATION                          (37,443)                   (37,443)
                                       -----------------------------------
                                        30,208        70,850      101,059

Other Income (Expenses)
    Interest Expense                                       -            -
    Interest Income                          3             3            6
    Other Income                        11,838         3,562       15,400
                                        ---------------------------------
       Total income and other expense   11,841         3,565       15,406

                                       ----------------------------------
Net Income/(Loss)                  $   161,780   $   312,940   $  474,720
                                       ==================================


POST PETITION AR AGING
as of 2/28/02
Customer Name                    1-30          31-60     61-90      91-120+        Total
--------------------------------------------------------------------------------------------
AAE SYSTEMS INC Total            3,750.00       0.00       0.00        0.00         3,750.00
ALCATEL CIT Total                    0.00       0.00     221.14     6,891.00        7,112.14
ALCATEL e-BUSINESS Total        15,932.73       0.00       0.00         0.00       15,932.73
ALCATEL TELECOM LIMITED Total   64,999.98       0.00       0.00         0.00       64,999.98
AMETELCO LIMITED Total           2,900.00       0.00       0.00         0.00        2,900.00
ANIXTER (U.K.) LIMITED Total         0.00       0.00   4,744.50         0.00        4,744.50
AT&T Total                           0.00  19,330.92       0.00         0.00       19,330.92
AURORA TECHNOLOGIES LTD Total        0.00       0.00       0.00     1,350.90        1,350.90
BANK OF CHINA Total              1,000.00       0.00       0.00         0.00        1,000.00
BANK OF CHINA INTERNATIONAL Total    0.00   1,577.87       0.00         0.00        1,577.87
BELAM INC Total                  7,251.25       0.00       0.00         0.00        7,251.25
CHIQUITA BRANDS
  INTERNATIONA Total            59,386.55       0.00       0.00         0.00       59,386.55
COHERENT LASER GROUP Total           0.00   2,924.82       0.00         0.00        2,924.82
COMPAQ COMPUTER
  INTERNATIONA Total             2,766.18       0.00       0.00         0.00        2,766.18
COMPUTERBANK NETWORKING
   S.A. Total                    2,026.20       0.00       0.00         0.00        2,026.20
DATAGENICS PTY LTD Total       132,904.65  24,999.99       0.00         0.00      157,904.64
DXL ENTERPRISES, INC. Total    101,319.00       0.00       0.00         0.00      101,319.00
EDS HONG KONG LTD. Total             0.00  23,873.85       0.00         0.00       23,873.85
ELECTRONIC DATA SYSTEMS
   CORP Total                       (0.06)      0.00       0.00         0.00           (0.06)
EUROPEAN SPACE AGENCY Total     91,999.92       0.00       0.00       890.70       92,890.62
EVAL - CATALYST NETWORK Total        0.00   3,295.00       0.00         0.00        3,295.00
FORTUNE INFORMATION TECHNOLO Total   0.00       0.00   2,760.00         0.00        2,760.00
FRAME SA Total                   1,584.10       0.00   3,784.15         0.00        5,368.25
FRITZ COMPANIES INC Total         (359.64) 13,832.93       0.00         0.00       13,473.29
GAYLORD BROS. Total                  0.00     876.00       0.00         0.00          876.00
GEMINI ASSOCIATES INC. Total         0.00       0.00       0.00         0.00            0.00
GIANT INFORMATION SYSTEMS Total      0.00      83.04      35.80         0.00          118.84
GZS Total                       75,456.00       0.00       0.00         0.00       75,456.00
HITRON TECHNOLOGY INC. Total       500.00   5,640.00       0.00     4,199.61       10,339.61
HUNTINGTON MARKET Total              0.00       0.00     200.00         0.00          200.00
INFORMSVIAZ Total                    0.00     332.45  11,197.98         0.00       11,530.43
K-SOLUTIONS, INC. Total              0.00     880.38       0.00     6,018.00        6,898.38
L3 COMMUNICATIONS - STS Total    2,500.00       0.00       0.00         0.00        2,500.00
LOGICAL NETWORKS (EX ANITE) Total    0.00  27,486.90       0.00    27,486.90       54,973.80
LUCENT TECHNOLOGIES Total            0.00  99,999.99       0.00         0.00       99,999.99
MACKAY COMMUNICATIONS Total     22,377.78       0.00       0.00         0.00       22,377.78
MBG/ELEKTRONIK AB Total          4,102.00       0.00       0.00         0.00        4,102.00
MISCELLANEOUS CASH Total          (260.00)      0.00       0.00         0.00         (260.00)
MOTOROLA ING Total                   0.00       0.00       0.00         0.00            0.00
NACKARD BEVERAGE Total             150.00       0.00       0.00         0.00          150.00
NETCALL Total                        0.00       0.00       0.00       875.00          875.00
NEWMONT INTERNATIONAL Total     21,199.68       0.00       0.00         0.00       21,199.68
NEWMONT MINING CORPORATION Total     0.00   1,225.00       0.00         0.00        1,225.00
NULINK INC Total                     0.00       0.00       0.00       800.00          800.00
OMNES Total                          0.00  27,485.16       0.00         0.00       27,485.16
OMNES LTD Total                      0.00   9,965.81  11,007.29         0.00       20,973.10
POLY LINK GATEWAY Total              0.00   8,456.84       0.00         0.00        8,456.84
PROBIL A.S. Total              (10,725.00) 10,725.00       0.00         0.00            0.00
PSINET CANADA INC., Total            0.00       0.00   5,089.00         0.00        5,089.00
QXTEL LIMITED Total                  0.00       0.00   7,800.00     1,920.00        9,720.00
REPUBLIC TELCOM OF NE Total          0.00       0.00     300.00         0.00          300.00
ROCKBRIDGE GLOBAL VILLAGE Total      0.00       0.00     436.00         0.00          436.00
SEALED AIR CORPORATION Total         0.00   4,914.71       0.00     4,914.71        9,829.42
SES AMERICOM, INC. Total        13,554.75       0.00       0.00         0.00       13,554.75
SIEMENS AG Total                     0.00       0.00       0.00     3,770.80        3,770.80
SKYMAX COMMUNICATIONS Total     (4,775.00)      0.00       0.00         0.00       (4,775.00)
SOLECTEK Total                       0.00  11,400.00       0.00         0.00       11,400.00
SOLUNET, INC Total                 515.20       0.00       0.00         0.00          515.20
TAKACHIHO KOHEKI CO.,LTD. Total 32,795.95  10,480.00  48,316.90         0.00       91,592.85
TELCO SOLUTIONS INC Total            0.00   3,840.00       0.00         0.00        3,840.00
TELECAM S A Total                    0.00   3,199.90       0.00         0.00        3,199.90
TELECOMMUNICATIONS CONCEPTS Total    0.00  36,595.20       0.00         0.00       36,595.20
TELEDINAMICA MEXICANA DE Total   1,081.57       0.00       0.00         0.00        1,081.57
TELINDUS NETWORKS NV Total      38,926.61       0.00  42,720.12         0.00       81,646.73
TELUS COMMUNICATIONS EDTN IN Total   0.00       0.00  57,584.88         0.00       57,584.88
THE SHOW FACTORY, INC. Total       150.00       0.00       0.00         0.00          150.00
TRADITION(NORTH AMERICA) INC Total 300.00       0.00       0.00         0.00          300.00
TRANSACTION NETWORK SERVICES Total   0.00       0.00       0.00     2,500.00        2,500.00
WASHINGTON DATA SYSTEMS, INC Total   0.00       0.00      99.25         0.00           99.25
                               -------------------------------------------------------------
TOTAL                          685,310.40 353,421.76 196,297.01    61,617.62    1,296,646.79
                               -------------------------------------------------------------
ADJUSTMENTS:
ACCRUED PRODUCT REVENUE -
    GEMINI                     184,832.29                                         184,832.29
ACCRUED PRODUCT REVENUE -
    SMTC SHIPPED                45,120.00                                          45,120.00
ACCRUED CONTRACT MAINTENANCE    43,773.00                                          43,773.00
                               -------------------------------------------------------------
                               959,035.69 353,421.76 196,297.01   61,617.62     1,570,372.08
                               =============================================================

                              NXNETWORKS, INC.
                    CONSOLIDATED BALANCE SHEET - UNAUDITED
                                     As of February 28, 2002


                  ASSETS
                  ------

CURRENT ASSETS
        Cash and cash equivalents                               652,812
        Pre-Petition Accounts Receivable                        456,486
        Post-Petition Accounts receivable                     1,570,372
           Less reserve for bad debt & returns                 (727,283)
        Receivables from Officers, Affiliates, Employees              -
        Inventory                                             2,663,719
        Other current assets
              Prepaids                                          657,418
                                                           ------------

                    Total Current Assets                      5,273,524

FIXED ASSETS
Property and Equipment                                        9,999,743
     Less: Accumulated Depreciation                          (9,447,004)
                                                           ------------
                    Total Fixed Assets                          552,739

OTHER ASSETS
Deposits                                                        660,293
Goodwill, Net                                                   354,751
                                                            -----------
                    Total Other Assets                        1,015,044
                                                            -----------
TOTAL ASSETS                                                  6,841,307
                                                            ===========

      LIABILITIES & STOCKHOLDER'S EQUITY
      ----------------------------------

POST-PETITION LIABILITIES:
        Accounts Payable                                        205,175
        Accrued Accounts Payable                                153,887
        Accrued liability for sub liquidation                   338,031
        Deferred Revenue                                        413,835
        Taxes Payable                                             2,149
                                                            -----------
                  Total Post-Petition Liabilities             1,113,076

PRE-PETITION LIABILITIES:
        Priority Claim                                          528,076
        Secured Claim                                           558,735
        Unsecured                                            13,088,400
        General pre-pretition accruals                        4,843,610

                 Total Pre-Petition Liabilities              19,018,822
                                                            -----------
             TOTAL LIABILITIES                               20,131,898
                                                            -----------
STOCKHOLDERS' EQUITY:
        Common Stock                                          2,430,230
        Preferred Stock                                       7,025,008
        APIC, net of filing fees                            283,967,334
        Deferred Compensation                                (2,347,751)
        Accumulated (deficit)/income - Pre-petition        (291,148,351)
        Accumulated (deficit)/income-Post-petition PY       (18,977,497)
        Accumulated (deficit)/income-Post-petition CY           474,720
        Warrants                                              6,322,333
        Notes Receivable from officer                        (1,000,000)
        Cummulative Translation Adj.                            (36,616)

             Total Stockholders' equity                     (13,290,591)
                                                           ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    6,841,307
                                                           ============

                             NXNETWORKS, INC.
         CASH FLOW STATEMENT (SOURCES (USES) OF CASH) - UNAUDITED
                         PAYROLL AND TAX ACCOUNTS
                    (BUSINESS DEBTOR, ACCRUAL BASIS)
                  Calendar Month Ending February 28, 2002
               All figures refer to post-petition transactions


Net Income/(loss)                                    161,780

add expenses not requiring Cash:
   Depreciation                                       51,526
   Goodwill Amortization                              16,125
                                               ---------------
                                                      67,751
Other Sources (Uses) Cash:
Accounts receivable                                 (344,321)
Inventories                                          266,502
Other current assets                                (145,376)
Deposits                                                (709)
accounts payable                                      (4,579)
Accrued liabilities                                  128,542

   total other souces (uses) of cash                 129,491

Cash beginning                                       523,322

Cash ending                                          652,812